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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of report (Date of earliest event reported): June 14, 2004

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


       West Virginia                    0-30665                  55-0773918
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520




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ITEM 5. OTHER EVENTS


On June 11, 2004, the Registrant issued a press release announcing the opening of its newly acquired Hancock, Maryland banking office (formerly a branch of The Fidelity Bank, a subsidiary bank of Mercantile Bankshares Corporation based in Baltimore, Maryland) on Monday, June 14, 2004. A copy of the press release is attached as Exhibit 99.1.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CNB FINANCIAL SERVICES, INC.


                                                   By:  /s/ Thomas F. Rokisky
                                                       ------------------------
                                                           Thomas F. Rokisky
                                                            President/CEO


Date:  June 14, 2004




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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release dated June 11, 2004 announcing the opening of Citizens National Bank's newly acquired Hancock, Maryland banking office on Monday, June 14, 2004.